UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 2, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1520 Old Trolley Road
Summerville, SC 29485

 (Address of principal executive offices) (Zip Code)

(843) 574-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 2, 2011, the Compensation Committee of Force Protection, Inc. (the “Company”) determined the final payments to be made pursuant to the Company’s 2010 Executive Short-Term Incentive Program for performance during 2010 (the “2010 Short-Term Incentive Program”).  All executive officers and certain other management of the Company, including the Company’s named executive officers as defined by Item 402 of Regulation S-K, were eligible to earn a bonus payment under the 2010 Short-Term Incentive Program.

The 2010 Short-Term Incentive Program was comprised of four metrics:  (i) Revenue, (ii) Net Cash Provided (Used) in Operating Activities, (iii) New Orders and (iv) Personal Metrics.  Each executive officer’s target opportunity to receive a bonus payment under the 2010 Short-Term Incentive Program was set as a percentage of the executive officer’s base salary determined by taking into account the participant’s authority level within the Company and median-to-market benchmarks.  For 2010, the target opportunity for the executive officers, other than the Chief Executive Officer, was set at 75% of his or her base salary.  The target opportunity for the Company’s Chief Executive Officer was set at 100% of his base salary.

Upon reviewing performance between January 1, 2010 and December 31, 2010, the Compensation Committee determined to make following payments to the Company’s named executive officers under the 2010 Short-Term Incentive Plan.

	2010 Payout
	In $	As a % of Salary
Michael Moody Chief Executive Officer and President	$649,326	105%

Charles A. Mathis Chief Financial Officer	$235,643	79%

Phillip Randall Hutcherson Chief Operating Officer	$282,771	79%

Lenna Ruth Macdonald (1) Chief Strategy Officer, General Counsel and Corporate Secretary	$254,494	79%

James Grazioplene Executive Vice President, Total Life Cycle Support	$136,369	79%

(1) As of December 31, 2010, Ms. Macdonald was serving as Chief Strategy Officer, General Counsel and Corporate Secretary of the Company.  On January 25, 2011, the Company determined that Ms. Macdonald was no longer an executive officer as defined by Rule 3b-7 of the Securities Exchange Act of 1934, as amended, and that as of such date, would not be acting in the capacity of Chief Strategy Officer, General Counsel and Corporate Secretary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: March 10, 2011
/s/ Michael Moody
(Signature)

	Name:	Michael Moody
	Title:	President and Chief Executive Officer